Exhibit 10.13

                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Second Amendment") is made as of this 12th day of September, 2003, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, an Affiliate of Fleet National Bank to be incorporated under the laws of Canada or a province thereof and to be selected by Agent, individually as a Lender and as Canadian Agent ("Canadian Agent"), FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, individually as a Lender and as U.K. Agent ("U.K. Agent"), WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), as Syndication Agent ("Syndication Agent"), the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ont. MlK 2A3 ("Woods Canada" or "Canadian Borrower") and CONTICO MANUFACTURING LIMITED ("CML" or U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 1338772 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CML are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H :

      WHEREAS, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent, Syndication Agent and Borrowers entered into a certain Loan Agreement dated as of January 31, 2003 as amended by a certain First Amendment to Loan Agreement dated as of April 30,2003 (said Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants and U.K. Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Disposition of Assets. Section 7.2.9 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "7.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of any Borrower to sell, lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except for:

            (i) sales of Inventory in the ordinary course of business;

            (ii) transfers of Property to a Borrower by a Subsidiary of Borrower or transfers of Property by a Loan Party to another Loan Party;

            (iii) dispositions of Property that is substantially worn, damaged, uneconomic, redundant or obsolete; provided that the sales proceeds from such dispositions are (A) reinvested in Equipment or other real Property in which Agent has a Lien (subject only to Permitted Liens that are not Purchase Money Liens) within 90 days after the date of such disposition as provided in subsection 3.3.1 of the Agreement or (B) applied to the Loans pursuant to subsection 3.3.1 of the Loan Agreement.

            (iv) dispositions of investments described in clauses (iv), (v),
      (vi) and (vii) of the definition of the term "Restricted Investments";

            (v) other dispositions expressly authorized by this Agreement;

            (vi) sales of Equipment and real Property in connection with the closing of Woods' wire fabrication facility in Mooresville, Indiana; provided that the aggregate sales proceeds from such dispositions equal or exceed $1,800,000 and that such sales proceeds net of amounts required to remove Permitted Liens prior to the Liens of Agents as applied first, to installments of principal due under the Term Notes ratably, to be applied to future installments in inverse order of maturity in an amount equal to eighty percent (80%) of the Appraised Value of the Equipment so sold, until paid in full and second, to repay outstanding principal of U.S. Revolving Credit Loans on a ratable basis.

            (vii) sales of real Property in connection with the closing of the Microtron facility in Pineville, North Carolina; provided that the aggregate sales proceeds from such dispositions equal or exceed seventy percent (70%) of the Appraised Value of the real Property so sold and that such sales proceeds are applied to first, to installments of principal due under the Term Notes ratably, to be applied to future installments in inverse order of maturity, until paid in full and second, to repay outstanding principal of U.S. Revolving Credit Loans ratably;

            (viii) leases or subleases of unused real Property or Equipment; provided that such leases or subleases are pursuant to arms-length agreements with third parties at fair market rates;

            (ix) the sale of all or substantially all of the Securities or assets and business of GC/Waldom Electronics, Inc.; provided that the aggregate sales proceeds from any such disposition equal or exceed $8,000,000 and that such sales proceeds are applied to the Loans pursuant to subsection 3.3.1 of the Agreement;

            (x) Asset Sales of assets having a fair market value not in excess of $10,000,000 in any single transaction (or a series of related transactions) or in excess of $30,000,000 in the aggregate over the Term; provided that in any such Asset Sale, (x) the consideration received for such assets shall be in an amount at least equal to the greater of (i) the fair market value thereof, and (ii) (A) in the case of Accounts and Inventory, the aggregate value attributable to such Accounts and Inventory in determining the Canadian, U.K. or U.S. Borrowing Base, as applicable (but without giving effect to any reduction due to advance rates or any reserves), and (B), as long as the Term Loan is outstanding, in the case of Equipment and real Property Assets, seventy percent (70%), with respect to real Property, or eighty percent (80%), with respect to Equipment, of the Appraised Value of such asset; it being understood that in the case of Asset Sales of capital stock or other equity interests (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock or other equity interests) of any Person, the consideration received therefore shall be in an amount equal to the greater of (i) the fair market value thereof and (ii) the aggregate value attributable to such Person's Accounts and Inventory in determining the Canadian, U.K. or U.S. Borrowing Base, as applicable (but without giving effect to any reduction due to advance rates or any reserves) plus seventy percent (70%), with respect to real Property, or eighty percent (80%) with respect to Equipment, of the Appraised Value of such Person's Equipment or real Property; (y) the sole consideration received shall be cash or, if the disposition in question is of a business line, entire facility or division, assumption of Indebtedness; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 3.3.1 of the Agreement or, with respect to sales proceeds of Equipment or real Property, are reinvested in Equipment or other real Property in which Agent has a Lien (subject only to Permitted Liens that are not Purchase Money Liens) within 90 days after the date of disposition as provided in subsection 3.3.1 of the Agreement; and provided, further, that in any such Asset Sale in which the consideration received exceeds $20,000, Agent shall have received a certificate of an officer of Borrower Representative evidencing that the conditions in clauses (x) and (y) above will be satisfied and certifying that Borrowers and their Subsidiaries will comply with clause (z) above and setting forth in reasonable detail the calculations relating thereto and otherwise in form and substance satisfactory to Agent at least 5 Business Days prior to the consummation of the proposed Asset Sale;

            (xi) sale of all or substantially all of the assets and business of Duckback Products, Inc. (the "Duckback Asset Sale") if (x) the net sales proceeds realized by Duckback Products, Inc. from such sale equals or exceeds $15,000,000, (y) after giving effect to such sale, there is no existing and continuing Event of Default, (z) Duckback Products, Inc. or Katy shall pay to Agent for application to the U.S. Obligations the amount of such net sales proceeds in accordance with subsection 3.3.1 of the Agreement, which net sales proceeds shall be applied to outstanding U.S. Obligations as provided in said subsection 3.3.1, and (aa) the terms and conditions of such sale, including, without limitation, any asset purchase agreement entered into in connection with such sale, are reasonably acceptable to Agent; and

            (xii) sales or liquidations of Inactive Subsidiaries."

3. Financial Covenants. As of the "Second Amendment Effective Date" (as defined in Section 4 of the Second Amendment), Exhibit 7.3 of the Loan Agreement is hereby deleted and Exhibit 7.3 attached to this Second Amendment is inserted in its stead.

4. Second Amendment Effective Date. This Second Amendment shall become effective upon satisfaction of each of the following conditions:

                  (i) Borrowers, Agent and Majority Lenders shall have executed and delivered to each other this Second Amendment; and

                  (ii) The Duckback Asset Sale shall have been consummated in accordance with the provisions of subsection 7.2.9 of the Loan Agreement as amended by this Second Amendment on before September 30,2003.

                  The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the "Second Amendment Effective Date."

5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

6. Governing Law. This Second Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

7. Counterparts. This Second Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

             (Signature Page to Second Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this Second Amendment has been duly executed on the day and year specified at the beginning of this Second Amendment.

                                        KATY INDUSTRIES, INC.

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name: Amir Rosenthal
                                            Title: Vice President

                                        CONTICO MANUFACTURING LIMITED

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        WOODS INDUSTRIES (CANADA) INC.

                                        By: /s/ Amir Rosenthal
                                           -------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        FLEET CAPITAL CORPORATION,
                                         as Agent and as a Lender

                                        By: /s/ David Lehner
                                           -------------------------------------
                                            Name: David Lehner
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                        WELLS FARGO FOOTHlLL, INC. (f/k/a
                                        Foothill Capital Corporation),
                                        as a Lender

                                        By: /s/ Lan Wong
                                           -------------------------------------
                                            Name: Lan Wong
                                                 -------------------------------
                                            Title: Assistant Vice-President
                                                  ------------------------------

                                        GMAC COMMERCIAL FINANCE, as a Lender

                                        By: /s/ Kathryn Williams
                                           -------------------------------------
                                            Name: Kathryn Williams
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a lender

                                        By: /s/ Mark Mital
                                           -------------------------------------
                                            Name: MARK MITAL
                                                 -------------------------------
                                            Title: VICE PRESIDENT
                                                  ------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                        By: /s/ Robin L. Van Meter
                                           -------------------------------------
                                            Name: Robin L. Van Meter
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                        UPS CAPITAL CORPORATION, as a Lender

                                        By: /s/ Charles Johnson
                                           -------------------------------------
                                            Name: Charles Johnson
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------

Accepted and Agreed to this 12th of September, 2003.

                          GUARANTORS:

                          KKTY HOLDING C0MPANY, L.L.C.

                          By: /s/ Christopher Anderson
                             ---------------------------------------
                                   Name: Christopher Anderson
                                   Title: Authorized Manager

                          AMERICAN GAGE & MACHINE CO.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          CONTICO COMMERCIAL PRODUCTS, L.L.C.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Authorized Manager
                                         ---------------------------

                          DUCKBACK PRODUCTS, INC.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          GCW, INC.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          PTR MACHINE CORP.

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          SAVANNAH ENERGY SYSTEMS COMPANY

                          By:
                             ---------------------------------------
                                   Name: Amir Rosenthal

Accepted and Agreed to this 12th of September, 2003.

                          GUARANTORS:

                          KKTY HOLDING C0MPANY, L.L.C.

                          By:
                             ---------------------------------------
                                   Name: Christopher Anderson
                                   Title: Authorized Manager

                          AMERICAN GAGE & MACHINE CO.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:             Secretary
                                         ---------------------------

                          CONTICO COMMERCIAL PRODUCTS, L.L.C.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:  Authorized Manager
                                         ---------------------------

                          DUCKBACK PRODUCTS, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          GCW, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          PTR MACHINE CORP.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title: Secretary
                                         ---------------------------

                          SAVANNAH ENERGY SYSTEMS COMPANY

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal

                                   Title: Secretary
                                         ---------------------------

                          WJ SMITH WOOD PRESERVING COMPANY

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:  Secretary
                                         ---------------------------

                          WOODS INDUSTRIES, INC.

                          By: /s/ Amir Rosenthal
                             ---------------------------------------
                                   Name: Amir Rosenthal
                                   Title:  Secretary
                                         ---------------------------

                                   EXHIBIT 7.3

                               FINANCIAL COVENANTS

DEFINITIONS

            Consolidated EBITDA - for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) all unusual expenses and all other non-capitalized restructuring expenses (including costs and expenses attributable to employee severance obligations and facility consolidation costs) for such period to the extent not disallowed by Agent in its sole discretion, (vii) any payment of or accrual for the Management Fee under the Management Agreement, (viii) all other payments made to K&C and its Affiliates during such period for expenses incurred on behalf of Parent, Katy or any of their respective Subsidiaries pursuant to Kohlberg Agreements, (ix) any non-cash expense incurred with respect to Katy's stock appreciation rights plan ("SAR"); and (x) other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), but only, in the case of clauses (ii)-(ix), to the extent deducted in the calculation of Consolidated Net Income less other non-cash items added in the calculation of Consolidated Net Income (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period), all of the foregoing as determined on a consolidated basis for Katy and its Subsidiaries in conformity with GAAP; provided that there shall be subtracted from the sum of items (i) through (xi) above the amount of any cash expenditure made within the applicable period pursuant to the SAR, to the extent that the amount of such cash expenditure was expensed or will be expensed against a prior or future period's Consolidated Net Income; provided, further, that (a) in the event any Loan Party makes an acquisition of any Person or any division or any business unit permitted hereunder or consented to by Majority Lenders during such period, if Katy provides Agent and Lenders financial statements with respect to the business so acquired (which financial statements shall have been audited by one of the "Big 4" accounting firms or another nationally recognized accounting firm reasonably satisfactory to Agent or financial statements otherwise satisfactory to Agent) reasonably satisfactory to Majority Lenders, Consolidated EBITDA for such period shall be calculated on a pro forma basis, taking into account the elimination of non-recurring expenses, based on the results of such acquired Person or acquired assets as if such acquisition had occurred on the first day of such period, and (b) in the event any Loan Party makes a Permitted Disposition (or any other disposition of any Person or any division or any business unit permitted hereunder or consented to by the Majority Lenders) during such period, Consolidated EBITDA for such period shall be calculated on a pro forma basis, based on the results of such disposed Person or disposed assets as if such Permitted Disposition (or such other disposition) had occurred on the first day of such period. The foregoing notwithstanding, Consolidated EBITDA for: (i) the fiscal quarter ended June 30,2002 shall be deemed to equal $6,800,000; (ii) for the fiscal quarter ended September 30,2002 shall be deemed to equal $12,000,000; and (iii) for the fiscal quarter ended December 31, 2002 shall be deemed to equal $10,800,000.

            Consolidated Interest Expense -for any period, total interest expense of Katy and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Katy and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, (i) any amounts referred to in the Fee Letter.

            Consolidated Leverage Ratio, as at any date, the ratio of (a) Consolidated Total Debt as at such date to (b) Consolidated EBITDA for the consecutive four fiscal quarters ending on the last day of the most recently ended fiscal quarter.

            Consolidated Net Income, for any period, the net income (or loss) of Katy on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Katy) in which any other Person (other than Katy or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Katy or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Katy or is merged into or consolidated with Katy or any of its Subsidiaries or that Person's assets are acquired by Katy or any of its Subsidiaries, (iii) the income of any Subsidiary of Katy to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) any LIFO reserves of Contico to the extent such LIFO reserves decrease or increase net income of Contico, and (vii) (to the extent not included in clauses (i) through (v) above) any net extraordinary gains or net extraordinary losses.

            Consolidated Total Debt means, as at any date of determination, the aggregate stated balance sheet amount (which shall not include the face amount of undrawn Letters of Credit) of all Money Borrowed of Katy and its Subsidiaries on the last day of the most recently ended fiscal quarter, determined on a Consolidated basis in accordance with GAAP.

            Minimum Consolidated EBITDA. Katy shall not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth below opposite such period:

                 Period                                        Amount
                 ------                                        ------

Four Fiscal Quarters Ending March 31,2003 and               $30,000,000
June 30,2003

Four Fiscal Quarters Ending September 30,2003 and           $26,000,000
each December 31, March 31, June 30 and
September 30 thereafter

            Consolidated Leverage Ratio. Katy shall not permit the Consolidated Leverage Ratio as of any date set forth below to be more than the amount set forth below opposite such date:

              Period                                          Ratio
              ------                                          -----

March 31 and June 30,2003                                   3.25 to 1

September 30,2003 and each December 31, March 31,           3.00 to 1
June 30 and September 30 thereafter